NUMBER                      TravelNow.com Inc.                       SHARES

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
               AUTHORIZED: 50,000,000 COMMON SHARES, NO PAR VALUE

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP  89490A 10 7

This Certifies that

is the owner of

     Fully Paid and Non-assessable Shares of Common Stock, no par value of

                               TravelNow.com Inc.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

DATED:

/s/ Chris Noble                      [SEAL]              /s/ Jeff Wasson
---------------                      ------              -----------------------
Chris Noble, Secretary                                   Jeff Wasson, President

Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Rd., Tamarac, FL 33321

By:
----------------------------
      Transfer Agent

                               TravelNow.com Inc.
                     Florida Atlantic Stock Transfer, Inc.
                           Transfer Fee: As Required





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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common   UNIF GIFT MIN ACT -  _______Custodian for____
                                                         (Cust)          (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN - as joint tenants with right of            Act of_______________________
survivorship and not as tenants                                 (State)
in common

    Additional abbreviations may also be used though not in the above list.

For value received________________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                         _____________________________

               Please print or type name and address of assignee

          _____________________________________________________________

          _____________________________________________________________

          _____________________________________________________________

          ______________________________________________________ Shares

          of the Common Stock represented by the within Certificate and do hereby irrevocable constitute and appoint_________________

         ______________________________________________________________

          Attorney to transfer the said stock on the books of the within -named Corporation, with full power of substitution in the premises.


          Dated _________________ 19__

SIGNATURE GUARANTEED:                             X_____________________

                                                  X_____________________

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. tHE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.